UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2018

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code _(785) 575-6300____________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

WESTAR ENERGY, INC.

Item 2.02. Results of Operations and Financial Condition

On February 21, 2018, we issued a press release announcing our earnings for the period ended December 31, 2017. A copy of our February 21, 2018 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. We are also including our 2017 Fourth Quarter and Year-End Earnings package, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 7.01. Regulation FD Disclosure

We are furnishing our updated 2018-2022 Capital Forecast, which is included in Exhibit 99.2 attached hereto and is incorporated herein by reference. This information is available to the public on our website, http://www.WestarEnergy.com. The information furnished pursuant to this Item 7.01, including Exhibit 99.2, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1    Press Release dated February 21, 2018
Exhibit 99.2    2017 Fourth Quarter and Year-End Earnings package

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date:	February 21, 2018	By:	/s/ Larry D. Irick
		Name:	Larry D. Irick
		Title:	Vice President, General Counsel and Corporate Secretary